UNITED
                    INTERNATIONAL
                    GROWTH FUND,
                    INC.

                    SEMIANNUAL
                    REPORT
                    -----------------
                    December 31, 1999

This report is submitted for the general information of the shareholders of United International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United International Growth Fund, Inc. current prospectus.

PRESIDENT'S LETTER
DECEMBER 31, 1999


Dear Shareholder:

We are delighted to share with you this report on your Fund's operations for the six months ended December 31, 1999.

The second half of 1999 was another extraordinary period for equity markets in the U.S. and, indeed, around much of the globe, as all major stock market indices weathered some volatility and finished 1999 solidly above mid-year levels. Leading the way was the Nasdaq Composite, which is laden with technology-oriented companies. This index rose a stunning 51.5 percent in the last six months of 1999 and 85.6 percent for all of 1999, as investors poured money into stocks of these "new era" companies. The Standard & Poor's 500, the index most often used to track the performance of the largest U.S. stocks, rose
7.84 percent for the six months ended December 31 and 21.09 percent for the year. The Dow Jones Industrial Average, which includes 30 of the nation's largest companies, rose 5.44 percent in the last six months of the year and
26.93 percent for all of 1999. And, finally, the Russell 2000, which tracks the performance of small-company stocks, rose 10.99 percent for the last six months of 1999 and 21.17 percent for the year after having significantly trailed other indices in recent years. Clearly, smaller and mid-sized companies -- especially those in the technology industry -- were at the center of the market's favor for the final six months of 1999.

The domestic equity markets' performance was achieved despite conflicting economic signals. Inflation, as defined by the Consumer Price Index, rose 2.2 percent for all of 1999, up from the prior year's 1.8 percent but still modest by historical standards. At the same time, though, interest rates increased considerably over the course of the year and overall economic activity remained strong. While such factors might ordinarily have undermined a vibrant stock market, they had no noticeably negative overall effect in 1999. This was due in part to investors' enormous enthusiasm for technology-related stocks which, throughout 1999 -- and especially in the last six months of the year -- seemed impervious to the influence of economic factors. U.S. equity markets were not alone in turning in strong performances for the second half and all of 1999. Many foreign equity markets turned in exceptional years as well, buoyed by some of the same factors that propelled U.S. markets, along with a faster-than-expected recovery in certain of the Asian markets that had been in economic crisis in the recent past.

The news from bond markets was much less favorable. Inflationary pressures, including high levels of consumer spending and very low unemployment, caused bond yields (which move inversely to bond prices) to rise considerably over the course of the year. As a result, U.S. bond markets experienced a very difficult six months and their toughest full year since 1994. The Federal Reserve, which is committed to keeping inflation in check, raised interest rates three times during 1999 and, as the year came to a close, the likelihood of additional rate hikes early in 2000 appeared to be high.

We were pleased with the overall performance of the United Fund family in the second half of 1999 and for the full year. This report provides in-depth discussion of the performance of the fund you own. I urge you to read it with care so you can continue to be a well-informed investor.

While these reports necessarily focus on the second half of 1999, we of course urge all our investors to keep a long-term perspective. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short periods. No one can predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is essential. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. Your Waddell & Reed financial advisor is indispensable in helping you create an investment program comprising our time-tested investments. And with that plan in place, you can face any market condition with confidence.


Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
UNITED INTERNATIONAL GROWTH FUND, INC.

PORTFOLIO STRATEGY:
Normally at least 80% in       GOALS:  To seek, as a primary
foreign securities.  Not               goal, long-term
more than 75% in securities            appreciation of capital.
in any one country.                    As a secondary goal, this
                                       Fund seeks current income.

Maximum of 15% in currency   STRATEGY: Invests primarily in
exchange contracts                     common stocks of foreign
                                       companies that Waddell &
                                       Reed Investment Management
Cash Reserves                          Company, the Fund's
                                       investment manager,
                                       believes have the
                                       potential for long-term
                                       growth, represented by
                                       economic expansion within
                                       a country or region and
                                       the restructuring and/or
                                       privatization of
                                       particular industries.



                             FOUNDED: 1970


        SCHEDULED DIVIDEND FREQUENCY: SEMIANNUALLY (June and
                                      December)

PERFORMANCE SUMMARY - Class A Shares

            PER SHARE DATA
  For the Six Months Ended December 31, 1999
  ---------------------------------------

  DIVIDEND PAID                  $0.02
                                 =====

  CAPITAL GAINS DISTRIBUTION     $1.44
                                 =====

  NET ASSET VALUE ON
  12/31/99 $13.81 adjusted to:  $15.25(A)
   6/30/99                        9.97
                                ------
  CHANGE PER SHARE               $5.28
                                ======

(A)This number includes the capital gains distribution of $1.44 paid in December 1999 added to the actual net asset value on December 31, 1999.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
1-year period ended 12-31-99             48.01%         57.04%
5-year period ended 12-31-99             21.94%         23.39%
10-year period ended 12-31-99            15.12%         15.80%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On December 31, 1999, United International Growth Fund, Inc. had net assets totaling $1,885,592,031 invested in a diversified portfolio of:

         91.92%     Common Stocks
          5.90%     Preferred Stocks
          2.18%     Cash and Cash Equivalents


As a shareholder of United International Growth Fund, Inc., for every $100 you had invested on December 31, 1999, your Fund was invested by geographic region and by industry, respectively, as follows:

    $49.38  Europe
     30.48  Pacific Basin
      6.12  Scandinavia
      5.69  Canada
      3.27  Other Regions
      2.88  United States
      2.18  Cash and Cash Equivalents


    $29.99  Transportation, Communication, Electric,
               Gas and Sanitary Services
     27.86  Manufacturing
     12.12  Services
      9.02  Finance, Insurance and Real Estate
               Contracts
      8.93  Miscellaneous Investing Institutions
      5.71  Wholesale and Retail Trade
      2.37  Contract Construction
      2.18  Cash and Cash Equivalents
      1.82  Mining

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS
Australia - 0.62%
 Cable & Wireless Optus Limited*  ........3,490,000$   11,658,579

Canada - 5.69%
 AT&T Canada Inc.*  ......................  329,000    13,221,688
 AT&T Canada Inc., Class B*  .............  200,000     8,034,354
 BCE Inc.  ...............................  260,000    23,617,537
 Nortel Networks Corporation  ............  425,000    42,925,000
 Rogers Communications Inc., Class B*  ...  800,000    19,559,496
   Total .................................            107,358,075

Finland - 3.87%
 Nokia, AB  ..............................  230,500    41,792,877
 Sonera Group plc  .......................  200,000    13,709,353
 UPM-Kymmene Corporation  ................  432,500    17,426,290
   Total .................................             72,928,520

France - 9.91%
 AXA-UAP  ................................  143,300    19,977,499
 Alcatel  ................................  117,500    26,985,567
 ALTRAN TECHNOLOGIES  ....................   18,316    11,069,824
 Banque Nationale de Paris  ..............  130,000    11,994,928
 Bouygues Offshore SA  ...................   30,000    19,068,189
 CANAL+  .................................  118,000    17,175,472
 Carrefour, S.A.  ........................   81,000    14,939,367
 France Telecom  .........................  100,000    13,225,849
 Suez Lyonnaise des Eaux  ................  160,000    25,641,829
 Total, S.A., B Shares*  .................  100,000    13,346,725
 Vivendi  ................................  150,000    13,545,667
   Total .................................            186,970,916

Germany - 7.80%
 Bayerische Hypo- und Vereinsbank AG  ....   85,000     5,805,070
 Deutsche Bank AG, Registered Shares  ....  245,000    20,693,216
 Dresdner Bank AG  .......................   85,000     4,623,507
 EM.TV & Merchandising AG  ...............  250,000    16,116,800
 Mannesmann AG, Registered Shares  .......  280,000    67,549,538
 Siemens AG  .............................  228,000    29,006,614
 VBH Holding AG  .........................  205,000     3,252,320
   Total .................................            147,047,065

Hong Kong - 1.32%
 China Telecom (Hong Kong) Limited*  .....4,000,000    24,956,583

Ireland - 1.26%
 Bank of Ireland (The)  ..................1,360,450    10,826,012
 CRH public limited company  .............  600,000    12,933,732
   Total .................................             23,759,744

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS(Continued)
Israel - 0.89%
 Partner Communications, ADR*  ...........  650,100$   16,861,969

Japan - 28.54%
 Benesse Corporation  ....................  100,000    24,086,948
 Fast Retailing Co., Ltd.  ...............   60,000    24,439,440
 FUJITSU LIMITED  ........................  600,000    27,376,873
 Fujitsu Support and Service Inc.  .......   25,000    12,263,781
 Hikari Tsushin, Inc.  ...................   16,700    33,521,003
 Hitachi Software Engineering Co., Ltd.  .  100,000    14,589,249
 Hitachi, Ltd.  ..........................1,000,000    16,057,965
 Kyocera Corporation  ....................  175,000    45,407,814
 Matsushita Communication Industrial
   Co., Ltd. .............................  150,000    39,655,341
 Matsushita Electric Industrial  .........  800,000    22,167,825
 Mitsubishi Materials Corporation*  ......4,000,000     9,791,442
 NTT Mobile Communications Network, Inc.      1,300    50,024,479
 Nippon Telegraph and Telephone Corporation   2,350    40,267,306
 Oracle Corporation Japan  ...............   20,000     9,301,870
 ROHM CO., LTD.  .........................   50,000    20,562,029
 Ryohin Keikaku Co., Ltd.  ...............   60,000    12,049,349
 SECOM Co., Ltd.  ........................  200,000    22,030,745
 SOFTBANK CORP.  .........................   40,000    38,304,122
 Sony Corporation  .......................  120,000    35,601,684
 Sumitomo Electric Industries, Ltd.  .....  943,000    10,904,563
 Taiyo Yuden Co., Ltd.  ..................  500,000    29,668,070
   Total .................................            538,071,898

Mexico - 0.71%
 Fomento Economico Mexicano, S.A de C.V.  3,000,000    13,350,868

Netherlands - 7.91%
 EQUANT N.V.*  ...........................  229,685    26,074,464
 Fortis NV  ..............................  412,000    14,836,522
 Getronics N.V.  .........................  200,000    15,955,632
 ING Groep N.V. ..........................  265,273    16,016,537
 Koninklijke Philips Electronics N.V.,
   Ordinary Shares .......................  183,807    24,995,087
 Royal Dutch Petroleum Company  ..........  235,000    14,404,138
 United Pan-Europe Communications N.V.*  .  226,000    28,911,525
 VNU nv  .................................  150,000     7,884,137
   Total .................................            149,078,042

Spain - 0.34%
 Tele Pizza, S.A.*  ......................1,500,000     6,345,990

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Sweden - 2.25%
 NetCom Systems AB, Class B*  ............  250,000$   17,588,235
 Nordbanken Holding AB  ..................1,000,000     5,882,353
 Telefonaktiebolaget LM Ericsson,
   Class B ...............................  294,200    18,932,635
   Total .................................             42,403,223

Switzerland - 3.18%
 Clariant Limited, Registered Shares  ....   26,300    12,530,099
 Credit Suisse Group, Registered Shares  .   70,000    13,906,848
 Julius Baer Holding AG  .................    5,215    15,745,496
 Roche Holdings AG  ......................    1,500    17,795,493
   Total .................................             59,977,936

United Kingdom - 14.75%
 Allied Zurich p.l.c.  ...................1,000,000    11,791,690
 Barclays PLC  ...........................  364,000    10,459,972
 British Telecommunications plc  .........1,012,553    24,533,653
 Cable and Wireless plc  .................  600,000    10,147,315
 Capita Group plc (The)  .................1,080,700    19,638,615
 COLT Telecom Group plc*  ................1,221,200    62,630,188
 Energis plc*  ...........................  211,575    10,167,274
 Energis plc (A)*  .......................  241,380    11,599,558
 Independent Energy Holdings plc, ADS*  ..  475,000    15,719,531
 Invensys plc  ...........................2,296,800    12,410,020
 Kingfisher plc  .........................1,151,525    12,778,601
 Lloyds TSB Group plc  ...................1,055,734    13,131,019
 Reckitt Benckiser plc  ..................1,250,000    11,751,308
 Sema Group plc  .........................1,227,395    22,006,984
 Telewest Communications plc*  ...........2,549,000    13,587,419
 Telewest Communications plc (A)*  .......2,948,837    15,718,746
   Total .................................            278,071,893

United States - 2.88%
 Global TeleSystems Group, Inc.*  ........  800,000    27,700,000
 Intel Corporation  ......................  100,000     8,228,125
 Microsoft Corporation*  .................  100,000    11,671,875
 Transocean Sedco Forex Inc.  ............  200,000     6,737,500
   Total .................................             54,337,500

TOTAL COMMON STOCKS - 91.92%                       $1,733,178,801
 (Cost: $1,042,693,817)


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1999
                                              Shares        Value
PREFERRED STOCKS
Brazil - 1.67%
 Petroleo Brasileiro S.A. - Petrobras  ...55,500,000 $ 14,191,217
 Telebras S.A., ADR  .....................  134,500    17,283,250
   Total                                               31,474,467

Germany - 4.23%
 Fresenius Medical Care AG  ..............   40,000     7,333,144
 MLP AG  .................................  162,240    49,027,306
 Rhoen-Klinikum AG  ......................  215,100     7,670,126
 SAP AG  .................................   26,250    15,812,092
   Total .................................             79,842,668

TOTAL PREFERRED STOCKS - 5.90%                     $  111,317,135
 (Cost: $54,316,823)

TOTAL SHORT-TERM SECURITIES - 1.99%                $   37,448,788
 (Cost: $37,448,788)

TOTAL INVESTMENT SECURITIES - 99.81%               $1,881,944,724
 (Cost: $1,134,459,428)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.19%        3,647,307

NET ASSETS - 100.00%                               $1,885,592,031

                     See Notes to Schedule of Investments.



Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the value of these securities amounted to $27,318,304 or 1.45% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value (Notes 1 and 3)     $1,881,945
 Cash   ...........................................            13
 Receivables:
   Fund shares sold ...............................         6,998
   Dividends and interest .........................         2,196
 Prepaid insurance premium ........................            23
                                                       ----------
    Total assets  .................................     1,891,175
                                                       ----------
Liabilities
 Payable to Fund shareholders ............ ........         4,535
 Accrued service fee (Note 2)  ....................           326
 Accrued transfer agency and dividend
   disbursing (Note 2) ............................           318
 Accrued management fee (Note 2)  .................            42
 Accrued distribution fee (Note 2)  ...............            30
 Accrued accounting services fee (Note 2)  ........             8
 Accrued shareholder servicing - Class Y (Note 2)               2
 Other  ...........................................           322
                                                       ----------
    Total liabilities  ............................         5,583
                                                       ----------
      Total net assets ............................    $1,885,592
                                                       ==========
Net Assets
 $1.00 par value capital stock:
   Capital stock ..................................      $136,524
   Additional paid-in capital .....................       976,976
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ..        (5,848)
   Accumulated undistributed net realized gain on
    investment transactions  ......................        30,560
   Net unrealized appreciation in value
    of investments  ...............................       747,485
   Net unrealized depreciation in value of foreign
    currency exchange  ............................          (105)
                                                       ----------
    Net assets applicable to outstanding
      units of capital ............................    $1,885,592
                                                       ==========
Capital shares outstanding:
 Class A  .........................................       134,863
 Class B ..........................................           299
 Class C  .........................................            40
 Class Y  .........................................         1,322
Capital shares authorized .........................       400,000
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  .........................................        $13.81
 Class B ..........................................        $13.79
 Class C  .........................................        $13.80
 Class Y  .........................................        $13.82


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended DECEMBER 31, 1999
(In Thousands)

Investment Loss
 Income (Note 1B):
   Dividends (net of foreign withholding
    taxes of $212)  ................................     $  2,637
   Interest and amortization .......................        1,714
                                                         --------
    Total income  ..................................        4,351
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        5,964
   Service fees:
    Class A  ......................................         1,621
    Class B  ......................................             1
    Class C  ......................................           ---
   Transfer agency and dividend
    disbursing:
    Class A  ......................................         1,515
    Class B  ......................................             4
    Class C  ......................................           ---
   Custodian fees ..................................          615
   Distribution fee:
    Class A  ......................................            69
    Class B  ......................................             3
    Class C  ......................................           ---
   Accounting services fee .........................           50
   Audit fees ......................................           12
   Shareholder servicing - Class Y .................           10
   Legal fees ......................................            8
   Other ...........................................          135
                                                         --------
    Total expenses  ................................       10,007
                                                         --------
      Net investment loss  .........................       (5,656)
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................      122,337
 Realized net gain on forward currency contracts  ..          339
 Realized net gain on foreign currency
   transactions ....................................          176
                                                         --------
   Realized net gain on investments ................      122,852
                                                         --------
 Unrealized appreciation in value of securities
   during the period................................      556,654
 Unrealized depreciation on open forward currency
   contracts during the period .....................         (339)
 Unrealized appreciation in value of foreign
   currency exchange during the period .............           26
                                                         --------
   Unrealized appreciation on investments ..........      556,341
                                                         --------
    Net gain on investments  .......................      679,193
                                                         --------
      Net increase in net assets resulting from
       operations  .................................     $673,537
                                                         ========


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                           For the      For the
                                         six months   fiscal year
                                            ended        ended
                                        December 31,   June 30,
                                            1999         1999
Increase (Decrease) in Net Assets       ------------ ------------
 Operations:
   Net investment income (loss) ........  $   (5,656)  $    6,375
   Realized net gain on investments ....     122,852      111,905
   Unrealized appreciation
    (depreciation)  ....................     556,341     (182,732)
                                          ----------   ----------
    Net increase (decrease) in net assets
      resulting from operations ........     673,537      (64,452)
                                          ----------   ----------
 Distributions to shareholders from (Note 1F):*
   Net investment income:
    Class A  ...........................      (2,768)      (5,120)
    Class B  ...........................         ---          ---
    Class C  ...........................         ---          ---
    Class Y  ...........................         (52)         (68)
   Realized gains on securities transactions:
    Class A  ...........................    (173,434)    (125,603)
    Class B  ...........................        (271)         ---
    Class C  ...........................         (41)         ---
    Class Y  ...........................      (1,741)        (852)
                                          ----------   ----------
                                            (178,307)    (131,643)
                                          ----------   ----------
 Capital share transactions (Note 5)  ..     128,992      117,162
                                          ----------   ----------
       Total increase (decrease)  ......     624,222      (78,933)
Net Assets
 Beginning of period  ..................   1,261,370    1,340,303
                                          ----------   ----------
 End of period  ........................  $1,885,592   $1,261,370
                                          ==========   ==========
   Undistributed net investment
    income (loss)  .....................     $(5,848)      $2,452
                                            ========       ======
                 *See "Financial Highlights" on pages 13 - 16.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the
                        six
                     months    For the fiscal year ended June 30,
                      ended    ----------------------------------
                   12/31/99    1999   1998    1997   1996    1995
                   --------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $9.97  $11.85 $10.61   $8.95  $8.68   $8.98
                     ------  ------ ------  ------  -----   -----
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.04)    .05    .07     .07    .08     .07
 Net realized and
   unrealized gain
   (loss) on
   investments .....   5.34   (0.74)  3.01    1.94    .86     .60
                     ------  ------ ------  ------  -----   -----
Total from investment
 operations   ......   5.30   (0.69)  3.08    2.01    .94     .67
                     ------  ------ ------  ------  -----   -----
Less distributions:
 From net investment
   income ..........  (0.02)  (0.04) (0.06)  (0.09) (0.07)  (0.04)
 From capital gains   (1.44)  (1.15) (1.78)  (0.26) (0.60)  (0.93)
                     ------  ------ ------  ------  -----   -----
Total distributions   (1.46)  (1.19) (1.84)  (0.35) (0.67)  (0.97)
                     ------  ------ ------  ------  -----   -----
Net asset value,
 end of period  .... $13.81   $9.97 $11.85  $10.61  $8.95   $8.68
                     ======  ====== ======  ======  =====   =====
Total return* ......  54.91%  -5.40% 34.49%  23.03% 11.70%   7.98%
Net assets, end of
 period (in
 millions)  ........ $1,863  $1,252 $1,331    $978   $771    $679
Ratio of expenses
 to average net
 assets  ...........   1.42%** 1.30%  1.23%   1.28%  1.25%   1.25%
Ratio of net
 investment income
 (loss) to average
 net assets  .......  -0.80%** 0.52%  0.67%   0.78%  0.89%   0.86%
Portfolio turnover
 rate  .............  50.93% 149.45%114.34% 109.71% 58.64%  57.45%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                           12/31/99
                            -------
Net asset value,
 beginning of period         $10.79
                             -----
Income from investment
 operations:
 Net investment loss          (0.03)
 Net realized and
   unrealized gain
   on investments ..           4.47
                             -----
Total from investment
 operations  .......           4.44
                             -----
Less distributions:
 From net investment
   income ..........          (0.00)
 From capital gains           (1.44)
                             -----
Total distributions           (1.44)
                             -----
Net asset value,
 end of period  ....         $13.79
                             =====
Total return .......          42.70%
Net assets, end of
 period (in
 millions)  ........             $4
Ratio of expenses to
 average net assets            3.15%**
Ratio of net investment
 loss to average
 net assets  .......          -2.76%**
Portfolio turnover
 rate  .............          50.93%***

    *Commencement of operations.
   **Annualized.
  ***For the six months ended December 31, 1999.


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/5/99*
                            through
                           12/31/99
                            -------
Net asset value,
 beginning of period         $10.78
                             -----
Income from investment
 operations:
 Net investment loss          (0.03)
 Net realized and
   unrealized gain
   on investments ..           4.49
                             -----
Total from investment
 operations  .......           4.46
                             -----
Less distributions:
 From net investment
   income ..........          (0.00)
 From capital gains           (1.44)
                             -----
Total distributions           (1.44)
                             -----
Net asset value,
 end of period  ....         $13.80
                             =====
Total return .......          42.94%
Net assets, end of
 period (in
 millions)  ........             $1
Ratio of expenses to
 average net assets            2.71%**
Ratio of net investment
 loss to average
 net assets  .......          -2.32%**
Portfolio turnover
 rate  .............          50.93%***

    *Commencement of operations.
   **Annualized.
  ***For the six months ended December 31, 1999.


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the                               For the
                      six       For the fiscal             period
                    months   year ended June 30,         from 9/27/95*
                     ended  ----------------------        through
                   12/31/99    1999   1998    1997        6/30/96
                   --------  ------ ------  ------       --------
Net asset value,
 beginning of period  $9.97  $11.85 $10.62   $8.95          $9.21
                     ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.03)    .09    .10     .09            .12
 Net realized and
   unrealized gain (loss)
   on investments...   5.36   (0.74)  3.00    1.95            .30
                     ------  ------ ------  ------         ------
Total from investment
 operations ........   5.33   (0.65)  3.10    2.04            .42
                     ------  ------ ------  ------         ------
Less distributions:
 From net investment
   income...........  (0.04)  (0.08) (0.09)  (0.11)         (0.08)
 From capital gains   (1.44)  (1.15) (1.78)  (0.26)         (0.60)
                     ------  ------ ------  ------         ------
Total distributions.  (1.48)  (1.23) (1.87)  (0.37)         (0.68)
                     ------  ------ ------  ------         ------
Net asset value,
 end of period ..... $13.82   $9.97 $11.85  $10.62          $8.95
                     ======  ====== ======  ======         ======
Total return .......  55.24%  -5.06% 34.71%  23.45%          5.44%
Net assets, end of
 period (in
 millions)  ........    $18      $9     $9      $7             $5
Ratio of expenses
 to average net
 assets ............   1.11%** 0.99%  0.97%   1.04%          0.98%**
Ratio of net
 investment income
 (loss) to average
 net assets ........  -0.52%** 0.85%  0.93%   1.02%          2.60%**
Portfolio
 turnover rate .....  50.93% 149.45%114.34% 109.71%         58.64%**

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

NOTE 1 -- Significant Accounting Policies

     United International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is the long-term appreciation of your investment. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10           $      0
           From $   10 to $   25           $ 10,000
           From $   25 to $   50           $ 20,000
           From $   50 to $  100           $ 30,000
           From $  100 to $  200           $ 40,000
           From $  200 to $  350           $ 50,000
           From $  350 to $  550           $ 60,000
           From $  550 to $  750           $ 70,000
           From $  750 to $1,000           $ 85,000
                $1,000 and Over            $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,592,657. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $977,840 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by the W&R in connection with the sale of Fund shares.
     With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.
     If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.
     The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended December 31, 1999, W&R received $32 in deferred sales charges from Class B shares. No CDSC fees were received from Class C shares.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $22,673, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than short-term securities and U.S. Government obligations, aggregated $700,295,172 while proceeds from maturities and sales aggregated $696,178,441. Purchases of short-term securities aggregated $1,704,917,784 while proceeds from maturities and sales aggregated $1,706,547,889.

      For Federal income tax purposes, cost of investments owned at December 31, 1999 was $1,134,466,886, resulting in net unrealized appreciation of $747,477,838, of which $770,133,893 related to appreciated securities and $22,656,055 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $112,236,770 during its fiscal year ended June 30, 1999, which has been distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Dollar amounts are in thousands.


                            For the       For the
                         six months   fiscal year
                              ended         ended
                       December 31,      June 30,
                               1999          1999
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............   50,872,582    92,391,138
 Class B .............      277,977           ---
 Class C .............       36,809           ---
 Class Y  ............      361,575       842,161
Shares issued from
 reinvestment of dividends
 and/or  capital gains
 distribution:
 Class A  ............   13,861,234    13,271,687
 Class B .............       21,920           ---
 Class C .............        3,298           ---
 Class Y  ............      131,931        95,800
Shares redeemed:
 Class A  ............  (55,429,932)  (92,479,345)
 Class B .............       (1,038)          ---
 Class C .............           (3)          ---
 Class Y  ............     (112,706)     (768,642)
                         ----------   -----------
Increase in outstanding
 capital shares          10,023,647    13,352,799
                         ==========   ===========
Value issued from sale
 of shares:
 Class A  ............     $579,390      $959,040
 Class B .............        3,471           ---
 Class C .............          466           ---
 Class Y  ............        3,969         8,682
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............      171,467       127,323
 Class B .............          271           ---
 Class C .............           41           ---
 Class Y  ............        1,632           919
Value redeemed:
 Class A  ............     (630,323)     (970,805)
 Class B .............          (13)          ---
 Class C .............          ---           ---
 Class Y  ............       (1,379)       (7,997)
                           --------      --------
Increase in outstanding
 capital                   $128,992      $117,162
                           ========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United International Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United International Growth Fund, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended June 30, 1999, and the financial highlights for the six-month period ended December 31, 1999, and for each of the five fiscal years in the period ended June 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United International Growth Fund, Inc. as of December 31, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended June 30, 1999, and the financial highlights for the six-month period ended December 31, 1999, and for each of the five fiscal years in the period ended June 30, 1999, in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.


DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

THE UNITED GROUP OF MUTUAL FUNDS

United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Vanguard Fund, Inc.


















------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com


NUR1002SA(12-99)

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